Exhibit 4.18

COMMON STOCK NUMBER DOLE-XXXX	COMMON STOCK SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 256603 10 1
This Certifies that
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
DOLE FOOD COMPANY, INC
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
CERTIFICATE OF STOCK
Dated:

CORPORATE SECRETARY	(Corporate Seal) DOLE FOOD COMPANY, INC CORPORATE SEAL 2001 DELAWARE	CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED
WELLS FARGO SHAREHOLDER SERVICES
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

DOLE FOOD COMPANY, INC
The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations’s Secretary at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
(Cust) (Minor) under Uniform Gifts to Minors Act — (State)
UNIF TRF MIN ACT- Custodian (until age —— —
(Cust)
under Uniform Transfers —
(Minor)
to Minors Act —
TEN COM- as tenants in common UNIF GIFT MIN ACT-___Custodian_
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with
(State)
right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED,
hereby sell, assign and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated X
SIGNATURE(S) GUARANTEED:
X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
By_
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.